                                                                  EXHIBIT 4.1

                                    [LOGO]

NUMBER                           COHERENT, INC.                        SHARES
FBU
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                                               CUSIP 192479 10 3

--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




IS THE REGISTERED OWNER OF
--------------------------------------------------------------------------------

                       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
             OF $.01 EACH OF THE COMMON STOCK OF

                                 COHERENT, INC.

     transferable on the share register of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.
     WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:

       /s/ Larry W. Sonsini                             /s/ Bernard J. Couillaud
            Secretary                                        President and CEO
                                     [SEAL]
                                 COHERENT, INC.
                                  INCORPORATED
                                      1990
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
     BANKBOSTON, N.A.
          TRANSFER AGENT AND REGISTRAR

BY   /s/ Mary Penezic
     AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT--           Custodian
     TEN ENT -- as tenants by the entireties                         --------------------------------
     JT TEN  -- as joint tenants with right of                          (Cust)             (Minor)
                survivorship and not as tenants                      under Uniform Gifts to Minors
                in common                                            Act
                                                                          --------------------
                                                                                (State)

Additional abbreviations may also be used though not in the above list

     For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------


                              ------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED




------------------------------------------------------
The signature should be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program (STAMP),
Stock Exchanges Medallion Program (SEMP) or New York
Stock Exchange, Inc. Medallion Signature Program (MSP).



THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED COMMON SHARES RIGHTS AGREEMENT BETWEEN COHERENT, INC. AND THE FIRST NATIONAL BANK OF BOSTON AS THE RIGHTS AGENT, DATED AS OF NOVEMBER 2, 1989 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF COHERENT, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. COHERENT, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.